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EXHIBIT 23
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-91992, 33-91988 and 333-37943.


                                                ARTHUR ANDERSEN LLP


Stamford, Connecticut
December 1, 1997

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